Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

M.D. Sass Equity Income Plus Fund
A series of Trust for Professional Managers (the “Trust”)

Supplement dated January 13, 2014 to the
Prospectus dated June 28, 2013

This supplement amends the Prospectus of the M.D. Sass Equity Income Plus Fund dated June 28, 2013.

The section entitled “Rule 12b-1 Distribution and Shareholder Servicing Fees” on page 24 of the Prospectus is hereby replaced with the following to reflect a correction to the authorized annual rate of the shareholder servicing fee:

Rule 12b-1 Distribution and Shareholder Servicing Plans

The Fund has adopted a Distribution Plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act.  Under the Plan, the Fund is authorized to pay the Distributor a fee for the sale and distribution of the Fund’s Retail Class shares.  The amount of the fee authorized is an annual rate of 0.25% of the Fund’s average daily net assets attributable to Retail Class shares.

The Fund has also adopted a Shareholder Servicing Plan (the “Shareholder Servicing Plan”) on behalf of the Fund’s Retail Class shares that allows the Fund to make payments to financial intermediaries and other persons for certain personal services for shareholders and/or the maintenance of shareholder accounts.  The amount of the shareholder servicing fee authorized is an annual rate of 0.10% of the Fund’s average daily net assets attributable to Retail Class shares.

Rule 12b-1 fees and shareholder fees are paid out of the Fund’s assets attributable to Retail Class shares on an on-going basis.  Over time these fees will increase the cost of your investment in Retail Class shares of the Fund, and may cost you more than paying other types of sales charges.

Institutional Class shares of the Fund are not subject to a Rule 12b-1 distribution fee or shareholder servicing fee.

Please retain this supplement with your Prospectus